UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2020

Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	214-441-8500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2020, the Federal Home Loan Bank of Dallas (the "Bank") completed its director election process for both member and independent directorships with four-year terms beginning on January 1, 2021. Three member directors and one independent director were elected to serve on the Bank's Board of Directors. This process took place in accordance with the rules governing the election of Federal Home Loan Bank directors as specified in the Federal Home Loan Bank Act of 1932, as amended, and the related regulations of the Federal Housing Finance Agency. A description of the Bank's director election process is contained in the Bank's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 25, 2020 (the "2019 10-K").

W. Wesley Hoskins and Tim H. Carter were re-elected as member directors representing the state of Texas.

Mr. Hoskins serves as Chairman, President and Chief Executive Officer of First Community Bank in Corpus Christi, Texas and has served as a director of the Bank since January 2013. Mr. Hoskins currently serves on the Board of Directors' Government and External Affairs Committee (for which he serves as Vice Chairman) and Strategic Planning, Operations and Technology Committee.

Mr. Carter serves as Executive Vice President, North Texas for Southside Bank in Fort Worth, Texas and has served as a director of the Bank since January 2013. Currently, Mr. Carter serves on the Board of Directors' Audit Committee; Strategic Planning, Operations and Technology Committee (for which he serves as Vice Chairman); and Government and External Affairs Committee.

Stephen Panepinto was elected as a member director representing the state of Louisiana. Mr. Panepinto serves as Chairman, President and Chief Executive Officer of Plaquemine Bank and Trust Company in Plaquemine, Louisiana. He joined Plaquemine Bank and Trust Company in 1983 and has served as Chairman, President and Chief Executive Officer since 1998.

Finally, Cheryl D. Alston was re-elected as an independent director. Ms. Alston serves as Executive Director and Chief Investment Officer of the Employees' Retirement Fund of the City of Dallas and has served as a director of the Bank since January 2017. Ms. Alston currently serves on the Board of Directors' Risk Management Committee and Strategic Planning, Operations and Technology Committee.

At the time of filing this report, the committees of the Bank's Board of Directors to which Mr. Panepinto will be named have not been determined, nor has it been determined whether Mr. Hoskins, Mr. Carter and Ms. Alston will continue to serve on the same committees in 2021.

For a description of the Bank's director compensation, please refer to Item 11 of the Bank's 2019 10-K.

Since January 1, 2019, the Bank has not engaged in any transactions with any of the above-named persons or any members of their immediate families that require disclosure under applicable rules and regulations. There are no arrangements or understandings between any of the elected directors named above and any other persons pursuant to which that director was selected.

As a cooperative, the Bank's products and services are provided almost exclusively to its members. In the ordinary course of business, transactions between the Bank and its members are carried out on terms which either are determined by competitive bidding in the case of auctions for Bank advances and deposits or are established by the Bank, including pricing and collateralization terms, under its Member Products and Credit Policy, which treats all similarly situated members on a non-discriminatory basis. The Bank provides, in the ordinary course of its business, products and services to members whose officers or directors serve as member directors of the Bank. The Bank's products and services are provided to such members on terms that are no more favorable to them than comparable transactions with other similarly situated members of the Bank whose officers or directors do not serve as member directors of the Bank.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As described in Item 5.02, on November 6, 2020, the Bank completed its director election process for both member and independent directorships that will commence on January 1, 2021.

Member institutions may only cast votes for a nominee or abstain from voting and may not cast votes against a nominee or indicate that they are withholding votes from a nominee.

For the member directorships commencing on January 1, 2021, there were eight nominees for two member directorships representing the state of Texas and three nominees for one member directorship representing the state of Louisiana. There were no open member directorships for the states of Arkansas, Mississippi or New Mexico. For the one independent directorship commencing on January 1, 2021, there was one nominee. To be elected as a sole nominee for an independent directorship, a candidate must receive at least 20 percent of the number of votes eligible to be cast in the election.

There were 466 member institutions in Texas that were eligible to cast a total of 3,223,214 votes for each of the two member directorships representing that state, of which 138 institutions cast a total of 2,497,175 votes. W. Wesley Hoskins and Tim H. Carter were elected to serve as member directors representing the state of Texas. The results of the election for the state of Texas were as follows:

Nominee	Member Institution	Number of Votes Received

W. Wesley Hoskins	First Community Bank	561,231
Chairman, President and Chief Executive Officer	Corpus Christi, TX

Tim H. Carter	Southside Bank	550,594
Executive Vice President, North Texas	Fort Worth, TX

Brett F. Seybold	USAA	479,324
Senior Vice President and Corporate Treasurer	San Antonio, TX

Ben A. Cunningham	Liberty Capital Bank	334,253
Chief Executive Officer	Addison, Texas

Andrew Tomalin	Advancial Federal Credit Union	205,342
Executive Vice President and Chief Financial Officer	Dallas, Texas

Thomas E. Turner	The First State Bank	164,502
Chairman and Chief Executive Officer	Abernathy, TX

S. David Deanda, Jr.	Lone Star National Bank	133,901
President	Pharr, TX

Jerry Don Williams	FirstBank Southwest	68,028
CFO/Chief Operating Officer	Amarillo, TX

There were 127 member institutions in Louisiana that were eligible to cast a total of 527,414 votes for the one member directorship representing that state, of which 55 institutions cast a total of 262,419 votes. Stephen Panepinto was elected to serve as a member director representing the state of Louisiana. The results of the election for the state of Louisiana were as follows:

Nominee	Member Institution	Number of Votes Received

Stephen Panepinto	Plaquemine Bank and Trust Company	197,606
Chairman, President and Chief Executive Officer	Plaquemine, Louisiana

Martin Hall	Origin Bank	64,272
President	Ruston, Louisiana

Rafael Rondon	Xplore Federal Credit Union	541
President and Chief Executive Officer	Metairie, Louisiana

There were 795 member institutions in the Bank's five-state district that were eligible to cast a total of 5,048,523 votes for the one independent directorship, of which 188 institutions cast a total of 1,576,047 votes for Cheryl D. Alston. Ms. Alston received more than 20 percent of the number of votes eligible to be cast in the election to fill the directorship for which she was nominated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

November 13, 2020	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer